SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 25, 2003

                        Commission File Number: 000-17594

                             USA Biomass Corporation
                             -----------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                             33-0329559
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(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

1912 North Batavia Street, Unit C, Orange California                      92865
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(Address of principal executive offices)                             (Zip Code)


                                 (562) 928-9900
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                7314 Scout Avenue, Bell Gardens, California 90201
                 (Former Addres of Principal Executive Offices)








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ITEM 5.  OTHER EVENTS
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The Registrant has changed its address to 1912 North Batavia Street, Unit C,
Orange, California, 92865.


ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.
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On July 25, 2003, Michael R. Bradle resigned as a director of the Registrant.
The resignation is not the result of any disagreement with the registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Bradle's resignation is filed as Exhibit 17.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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17.1     Resignation of Michael R. Bradle







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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USA BIOMASS CORPORATION



By:      /s/ Dale Paisley
         --------------------------------
         Dale Paisley

Its:     Chief Executive Officer